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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  February 27, 1997
                                                            -----------------

                          CenterPoint Properties Corporation
          ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


           Maryland                   1-12630                    36-3910279
----------------------------      ---------------            ------------------
(State or other jurisdiction      Commission File             (I.R.S.Employer
     of incorporation)                 Number                Identification No.)



                   401 N. Michigan Avenue, Chicago, Illinois 60611
          ------------------------------------------------------------
                       (Address of principal executive offices)

          Registrant's telephone number, including area code (312) 346-5600
                                                             --------------

                                         N/A
          ------------------------------------------------------------
            (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS.

    On December 19, 1996 CenterPoint Properties Corporation (the "Company") filed a registration statement on Form S-3, Registration Statement No. 333-18235 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $200,000,000 in securities of the Company. The Registration Statement was a combined Prospectus which also related to Registration Statement No. 33-93074. On January 6, 1997, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the, "Prospectus.")

    The Company is filing on the date hereof a supplement to the Prospectus, dated February 27, 1997, relating to the issuance and sale of up to 2,500,000 shares of the Company's common

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stock, $.001 par value per share (the "Common Stock Supplement").  In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

            1 Form of Underwriting Agreement among the Company and Lehman Brothers Inc., Smith Barney Holdings Inc., A.G. Edwards & Sons, Inc., McDonald & Company Securities, Inc. and Wheat, First Securities, Inc. dated February 27, 1997, with respect to the issuance and sale by the Company of up to 2,500,000 shares of the Company's common stock.

            5 Opinion Letter of Ungaretti & Harris regarding the validity of the common stock.

            8 Opinion Letter of Ungaretti & Harris regarding tax matters.

            23.1  Consent of Ungaretti & Harris (included as part of
                  Exhibit 5)

            23.2  Consent of Coopers & Lybrand L.L.P.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CENTERPOINT PROPERTIES CORPORATION
                                       (Registrant)


Dated:  February 27, 1997              By:  /s/   John S. Gates, Jr.
                                            -----------------------------------
                                       Its: PRESIDENT AND CHIEF
                                            EXECUTIVE OFFICER


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